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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 2

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                          SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) October 19, 2001


                           GS Financial Services, Inc.
               (Exact name of registrant as specified in its charter)

                                    Delaware
          (State or other jurisdiction of incorporation or organization)

           033-07878-A                                 59-2686448
    (Commission File Number)              (IRS Employer Identification Number)


                              12 Fern Cliff Terrace
                              Glen Ridge, NJ 07028
                   (Address of principal executive offices)

                                 (973) 783-4307
                    (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant

         1.                i.       Registrant's primary accountant,  Clancy
                  and Co., P.L.L.C., was dismissed by the Company on October 19, 2001 and was notified of its dismissal on October 31, 2001.

                           ii. No reports prepared by Clancy and Co., P.L.L.C. on the financial statements for the fiscal years ending May 31, 1997 and 1996, the last two fiscal years that were audited, and the subsequent interim period through October 31, 2001, contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

                           iii. The decision to change accountants was approved by the Board on October 19, 2001.

                           iv. During the fiscal years ending May 31, 1997 and
                  1996, the last two fiscal years that were audited, and the subsequent interim period through October 31, 2001, there were no disagreements with Clancy and Co., P.L.L.C. on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.                i.       The registrant  retained the services of
                  the accounting firm of Harper & Pearson Company on October 19, 2001 as their principal accountant.

                           ii. The registrant did not contact the new accountant
                  prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                           iii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

         3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Clancy and Co., P.L.L.C. and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

                  16       --       Letter re change in certifying accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GS FINANCIAL SERVICES, INC.



                                          By: /s/Thomas V. Ackerly
                                             ----------------------------------
                                                Thomas V. Ackerly, President
                                                and Chief Executive Officer


Date:  November 19, 2001



                                   EXHIBIT 16
                    Letter re change in certifying accountant
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                     Letterhead of Clancy and Co., P.L.L.C.




November 19, 2001

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C. 20549

Dear Sir/Madam,

We have read the first two paragraphs of Item 4 included in the Form 8-K of GS Financial Services, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

This letter serves to confirm that we received notice on October 31, 2001 that the client-auditor relationship with GS Financial Services, Inc. ceased.

Very truly yours,




Clancy and Co., P.L.L.C.

Copy to:
Thomas V. Ackerly, President and Chief Executive Officer
GS Financial Services, Inc.